SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                          LEUCADIA NATIONAL CORPORATION
                -------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
(1)      Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)      Total fee paid:
--------------------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
--------------------------------------------------------------------------------
(1)      Amount Previously Paid:
--------------------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)      Filing Party:
--------------------------------------------------------------------------------
(4)      Date Filed:
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NY2:\1151274\01\__B%01!.DOC\76830.0001

                          LEUCADIA NATIONAL CORPORATION
                              315 Park Avenue South
                            New York, New York 10010


                                                                     May 3, 2002


Dear Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Leucadia National Corporation to be held on May 14, 2002. Our Board of Directors has recommended that Leucadia shareholders vote in favor of all of the proposals being considered at the Meeting. Since approval of two of the proposals requires the affirmative vote of a majority of Leucadia's outstanding shares, not voting has the same effect as a vote against. Your vote is important, no matter how many or how few shares you may own.

Your bank or broker cannot vote your shares on these questions without your instructions. Please help us avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today in the envelope provided.

Thank you for your cooperation.


LEUCADIA NATIONAL CORPORATION

================================================================================

             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.

                                 IMPORTANT NOTE:

        Telephone and Internet voting is available to many shareholders.
             Please call Innisfree at 1-888-750-5834 for assistance.

================================================================================

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          LEUCADIA NATIONAL CORPORATION

                                  May 14, 2002

Co. #                                                  Acct. #
     ---------------                                          ----------------

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------

Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.


                                                       ------------------------
YOUR CONTROL NUMBER IS              [graphic]
                                                       ------------------------



                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

PROXY

                          LEUCADIA NATIONAL CORPORATION

                  Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders, May 14, 2002 at 10:00 A.M.

                  The undersigned shareholder of Leucadia National Corporation (the "Company") hereby appoints Ian M. Cumming, Joseph S. Steinberg, Joseph A. Orlando and Laura E. Ulbrandt and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Leucadia National Corporation to be held at Credit Suisse First Boston, 11 Madison Avenue, Level 2B Auditorium, New York, New York on May 14, 2002 at 10:00 a.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

                  Receipt of the Notice of Annual Meeting of Shareholders dated April 15, 2002, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended December 31, 2001 is hereby acknowledged.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND PURSUANT TO ITEM 5.

                (Continued and to be signed on the reverse side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Shareholders

                          LEUCADIA NATIONAL CORPORATION

                                  May 14, 2002



       [Graphic] Please Detach and Mail in the Envelope Provided [Graphic]

--------------------------------------------------------------------------------

[X]      Please mark your vote as in this example


Item 1. Election of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSALS 2, 3 AND 4 AND PURSUANT TO ITEM 5.

FOR all nominees listed on the    WITHHOLD AUTHORITY to vote for all    NOMINEES: Ian M. Cumming, Paul M. Dougan,
right (except as marked to the    nominees listed to the right.         Lawrence D. Glaubinger, James E. Jordan, Jesse
contrary hereon).                                                       Clyde Nichols, III and Joseph S. Steinberg.

          [ ]                                [ ]


(Instructions: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)


--------------------------------------------
Item 2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for 2002.

       FOR            AGAINST           ABSTAIN

       [ ]             [ ]                [ ]

Item 3. To approve an amendment to the Company's charter to reduce from two-thirds to a majority the number of outstanding shares necessary to authorize any merger, consolidation, or dissolution of the Company, or any sale, lease, exchange or other disposition of all or substantially all of the Company's assets.

       FOR            AGAINST           ABSTAIN

       [ ]             [ ]                [ ]


Item 4. To approve the proposed corporate reorganization whereby the Company will change its domicile from New York to Bermuda. The reorganization will only be effected at such time as the Board of Directors determines that the costs, particularly the tax cost to the Company, resulting from the reorganization are acceptable considering the anticipated benefits.


                                       2

       FOR            AGAINST           ABSTAIN

       [ ]              [ ]               [ ]


Item 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.



(Signature)                             (Signature if held jointly)                               Dated:           , 2002
            ------------------------                                -------------------------            ----------


NOTE: The signature should agree with the name on your stock certificate. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder should sign.















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